UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

HYPERCOM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13521	86-0828608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8888 East Raintree Drive

Suite 300

Scottsdale, Arizona 85260

(Address of principal executive offices with zip code)

480-642-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the Merger described in item 2.01 of this Current Report on Form 8-K, on August 4, 2011, Hypercom Corporation (“Hypercom”) terminated its Loan and Security Agreement, dated January 15, 2008, as amended (the “Loan Agreement”), among certain lenders, Bank of America, N.A., as agent for such lenders, Hypercom U.S.A., Inc., and Hypercom Manufacturing Resources, Inc. In connection with such termination, Hypercom repaid all outstanding loans, interest and expenses accrued under the Loan Agreement through the date of termination, and all liens on assets of the borrowers under the Loan Agreement were terminated and released.

Also in connection with the Merger, on August 4, 2011, Hypercom terminated its Credit Agreement, dated February 13, 2008 (the “Credit Agreement”), between Hypercom and Francisco Partners II, L.P., a Delaware limited partnership (“FP”), as administrative agent and the sole lender thereunder. In connection with such termination, Hypercom repaid all outstanding loans and interest accrued under the Credit Agreement through the date of termination.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 4, 2011, pursuant to the Agreement and Plan of Merger, dated November 17, 2010 (the “Merger Agreement”), among VeriFone Systems, Inc. (“VeriFone”), Hypercom, and Honey Acquisition Co., a Delaware corporation and wholly owned subsidiary of VeriFone (“Merger Sub”), Merger Sub merged with and into Hypercom with Hypercom continuing as the surviving entity and wholly owned subsidiary of VeriFone (the “Merger”).

At the effective time and as a result of the Merger, each share of common stock, par value $0.001 per share (the “Hypercom Common Stock”), of Hypercom issued and outstanding (other than shares of Hypercom Common Stock that are owned by VeriFone or Hypercom or any direct or indirect wholly-owned subsidiary of Hypercom and in each case not held on behalf of third parties) was converted into and became exchangeable for 0.23 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of VeriFone (the “VeriFone Common Stock”).

In addition, options to acquire Hypercom Common Stock, restricted stock unit awards and other equity-based awards denominated in shares of Hypercom Common Stock outstanding immediately prior to the consummation of the Merger were converted into options, restricted stock unit awards, or other equity-based awards, as the case may be, denominated in shares of VeriFone Common Stock based on the Exchange Ratio, at an exercise price per share (in the case of options) equal to the exercise price of the option immediately prior to the effective time of the Merger divided by the Exchange Ratio.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, Hypercom notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and requested that trading in Hypercom Common Stock be suspended prior to the commencement of trading on August 5, 2011, and that Hypercom Common Stock be withdrawn from listing on the NYSE as of the opening of business on August 5, 2011. Hypercom has also requested that the NYSE file with the Securities and Exchange Commission a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, on Form 25 to delist and deregister Hypercom Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

As a result of the Merger, each share of Hypercom Common Stock was converted into and became exchangeable for 0.23 shares of VeriFone Common Stock. Following the completion of the Merger, Hypercom Common Stock, which traded under the symbol “HYC”, ceased to be listed on the NYSE. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, Hypercom became a wholly-owned subsidiary of VeriFone and, accordingly, a change in control of Hypercom occurred. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the effective time of the Merger, on August 4, 2011, each of the eight directors of Hypercom (Norman Stout, Daniel Diethelm, Johann Dreyer, Keith Geeslin, Thomas Ludwig, Ian Marsh, Phillip Riese and Philippe Tartavull) ceased to be directors of Hypercom and the directors of the Merger Sub, consisting of Albert Liu and Robert Dykes, became directors of Hypercom.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Merger, on August 4, 2011, the certificate of incorporation of Hypercom was amended and restated in its entirety in accordance with the terms of the Merger Agreement, and the bylaws of the Merger Sub became the bylaws of Hypercom. A copy of the amended and restated certificate of incorporation and bylaws of Hypercom are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

2.1	Agreement and Plan of Merger, dated as of November 17, 2010, among Hypercom, VeriFone, and Honey Acquisition Co. (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K; a copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request) (incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001-13521) filed on November 19, 2010).

3.1	Amended and Restated Certificate of Incorporation of Hypercom Corporation

3.2	Amended and Restated Bylaws of Hypercom Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERCOM CORPORATION

Date: August 5, 2011	By:	/s/ Albert Liu Name: Albert Liu Title: Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 17, 2010, among Hypercom, VeriFone, and Honey Acquisition Co. (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K; a copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request) (incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001-13521) filed on November 19, 2010).

3.1	Amended and Restated Certificate of Incorporation of Hypercom Corporation

3.2	Amended and Restated Bylaws of Hypercom Corporation